THE PARNASSUS FUND
--------------------------------------------------------------------------------


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-04044

                               The Parnassus Fund
              ---------------------------------------------------
               (Exact name of registrant as specified in charter)

        One Market--Steuart Tower #1600, San Francisco, California 94105
    -----------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                    Jack Gee
                               The Parnassus Fund
       One Market - Steuart Tower #1600, San Francisco, California 94105
    -----------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

ITEM 1: REPORTS TO SHAREHOLDERS

                               THE PARNASSUS FUND

                      The Fund that does well by doing good

                         SEMIANNUAL REPORT JUNE 30, 2004
================================================================================
                                                                  August 9, 2004

DEAR SHAREHOLDER:

     As of June 30, 2004, the net asset value per share (NAV) of the Parnassus Fund was $30.01, so the total return for the quarter was a loss of 0.27%. This compares to a gain of 1.72% for the S&P 500 Index, a gain of 2.80% for the Nasdaq and a gain of 0.63% for the Lipper Multi-Cap Core Average. Please keep in mind that since we went no-load on May 1, we no longer quote two return figures: one with the load and one without. All quotations of return figures in these reports will be total return which does not take any sales charge into account. Your actual return may be somewhat less depending on the sales charge you paid.

     Below is a table comparing the Parnassus Fund with the S&P, the Nasdaq and the Lipper Multi-Cap Core Average over the past one, three, five and ten-year periods:

--------------------------------------------------------------------------------
Period Ending       Average Annual     S&P 500     Lipper Multi-Cap      Nasdaq
June 30, 2004        Total Return       Index        Core Average         Index
--------------------------------------------------------------------------------
One Year                 1.49%         19.11%           19.72%           26.79%

Three Years             (4.29%)        (0.68%)           0.48%           (1.34%)

Five Years               3.39%         (2.19%)           1.66%           (4.94%)

Ten Years                8.76%         11.80%           11.38%           11.23%
--------------------------------------------------------------------------------

     Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and the Nasdaq Composite are unmanaged indices of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5% which is not reflected in the total return figures.

     Looking at the chart, we can see that missing the big run-up in the stock market last year hurt our one and three-year numbers, but we're still ahead of the indices for the five-year period. For many years, we have always been ahead of the ten-year indices, but recently we have fallen behind those long-term measures. What happened is that the Fund had three of its best years in 1991, 1992 and 1993, and those years have recently dropped out of our ten-year performance record. The subsequent years were not as good. That means that we'll have to work hard to improve our performance so our ten-year numbers will improve.

ANALYSIS

     For the quarter, eight companies had a positive impact of 4(cent) or more on the NAV, while six companies had a negative impact of 4(cent) or more on the NAV. Although there were fewer of them, stocks making a negative impact outweighed the influence of those pushing up the NAV. The most remarkable example was a company known as First Health, an administrator of health care plans. First Health had a negative impact of 45(cent) on the NAV, which alone accounted for a decline of 1.50% in the second quarter return for the Fund. Had First Health stayed flat during the quarter, the Fund would have gone from a loss of 0.27% to a gain of 1.23% -- enough to put us above the Lipper average for the quarter.

     The Fund bought First Health at an average cost of $20.47 during the second quarter. The stock hit a high of $28.88 in July of 2003, so it seemed like a bargain at a little over $20 a share. Unfortunately, it was trading at $15.61 at the end of the quarter for a drop of 28.9%. Tough price competition in the industry combined with fewer clients and lower margins than anticipated pushed the stock lower. We're still holding the stock, because it has good cash flow, a strong preferred provider organization (PPO) and a stock price substantially below our estimate of its intrinsic value.

     TriQuint Semiconductor, a maker of chips for cell phones and base stations, caused a loss of 13(cent) on the Fund's share price, as its stock plummeted 26.1% from $7.47 to $5.52 where we sold it during the quarter. Although orders for semiconductors are higher this year, TriQuint's earnings lagged because of tough price competition and the high cost of its factories.

     Health Management Associates (HMA) is a hospital management company that operates primarily in rural areas. The company has a good social record as it attracts specialists and other doctors to underserved areas and provides quality medical care. The stock accounted for a loss of 8(cent) per Parnassus share as it declined 2.8% from $23.06 to $22.42. Hospital companies have been plagued by bad debt and lower admissions. This environment has caused investors to push down the price of these stocks. We sold the issue because of our concern that HMA will be affected by these industry trends.

     Pfizer saw its stock price decline 3.6%, going from $35.57 to $34.28 for a loss of 5(cent) on the NAV. Uncertainty in the drug industry moved the stock lower.

     Kinder Morgan, an operator of natural gas pipelines, dropped 6.9% during the quarter, as its stock went from $63.89 to $59.45 where we sold it. Although natural gas prices remain high, Kinder Morgan is more like a utility, and rising interest rates usually make utility stocks decline. The loss in the stock shaved 4(cent) off the NAV.

     ONEOK (pronounced "one oak") is a natural gas utility based in Oklahoma that also markets and trades energy. In addition, it has exploration and production operations. During the quarter, the stock dropped 4.1% as it declined from $22.93 to $21.99 for a loss of 4(cent) on the NAV. Although ONEOK is a diversified energy business, it is perceived as a utility, and rising interest rates are weighing on the stock. We are reducing our position in utility stocks.

     That concludes our discussion on the declining issues, so I'd like to move on to the more pleasant topic of our winners. Electro Scientific Industries
(ESI), the Oregon-based company that makes lasers for use in making semiconductors and other electronic products, contributed 14(cent) to each Parnassus share as its stock soared 19.2%, going from $23.76 to $28.31. Large increases in orders for capital goods meant big gains in revenue and earnings for the company.

     Johnson & Johnson (J&J), the big healthcare firm, added 10(cent) to the NAV as its stock increased 9.2%, climbing from $50.52 to $55.18 where we sold it during the quarter. One might wonder why J&J went up during the quarter while a similar company like Pfizer went down. What happened was that J&J's stock price started the quarter depressed because a competitor, Boston Scientific, brought out a new heart stent that is similar to one of J&J's leading products.

When J&J's earnings remained strong and its stent continued to do well, the stock returned to more normal levels and we enjoyed a gain. We have sold the stock since we think it is now fully valued.

     Pharmaceutical Product Development Corporation (PPD) is a North Carolina-based company that does contract research for pharmaceutical companies and also does research for its own new drugs. The stock added 7(cent) to our NAV, climbing 5.0% from $30.26 to $31.77. The contract research business has been strong, and the company has some interesting new drugs in its pipeline. The firm has also been able to do a good job with cost control.

     RenaissanceRe, a reinsurance company, climbed 2.9% from $52.43 to $53.95 for a gain of 5(cent) on the NAV. The company had a strong first quarter, and its stock is selling at a price-earnings ratio of only eight. We expect further gains in the company's stock.

     Foot Locker, the athletic-shoe retailer, had a 3.5% drop in its stock price during the quarter as it went from $25.23 to $24.34. In something of a statistical anomaly, the stock actually contributed 4(cent) to each Parnassus share. What happened is that the stock declined during the quarter after the terrorist attack on the train in Madrid, Spain. Since Foot Locker gets 35% of its profits in Europe, this had a big impact. We bought most of our shares just after the decline. The stock moved higher above our average cost, but not high enough to match the price at the start of the quarter.

     Merck, another big pharmaceutical company, added 4(cent) to the NAV as its stock climbed 6.1%, rising from $44.79 to $47.50. In this case, we bought the shares when the price was depressed, and the stock has subsequently bounced back.

     Lincare is a home-healthcare company that specializes in providing therapies for breathing disorders. The stock moved up 4.1% during the quarter, going from $31.56 to $32.86 for a gain of 4(cent) on the NAV. Much of Lincare's business is based on delivery of oxygen and albuterol, a drug for asthma, emphysema and other breathing disorders. Medicare finances most of their business, so they are dependent on reimbursement rates from the federal government. Rates have been cut in the past year and the stock has declined. We bought this issue when it was depressed, and it has since bounced back on hopes that reimbursement rates will move higher.

     The Trex Company specializes in recycling plastic bags and wooden chips into imitation lumber that is used to build decks. This has a positive impact on the environment since it recycles material that might end up in a landfill; it also saves trees. This composite decking lasts longer than wood because it resists dry rot, insect damage and other wear-and-tear. My wife and I are now in the process of putting a new deck in our backyard, and we plan to use composite decking instead of lumber. Trex is the nation's largest manufacturer of alternative decking and was recently named to FORTUNE Small Business magazine's annual list of the 100 Fastest Growing Small Companies in America. Trex contributed 4(cent) to the NAV as its stock went from $33.45 to $37.75 for a gain of 12.9%. The company announced that Home Depot would begin selling its products, and this moved the stock higher.

OUTLOOK AND STRATEGY

     Right now, the economy looks strong. After much delay, businesses are hiring again, so there is positive job creation. There are pockets of weakness, but it appears as if the economy will continue to grow at a healthy pace into next year.

     Despite the positive economic outlook, our portfolio is somewhat defensive. Unlike last year, I don't plan to go into 85% cash or anywhere near it. High cash positions helped us to have positive returns in 2000 and 2001 when the market's returns were negative, but the strategy did not work in 2003. Most of the signs pointed toward another negative year in 2003, but we got hit by the flood that comes once every 40 years.

     In any case, most of the Fund's assets will be invested in stocks, but I will not be taking an aggressive position. For example, the portfolio will have almost no technology stocks. We will focus on more basic businesses.

     The S&P 500 now has a price-earnings ratio of 21, so the market appears to be fully valued. We'll be invested primarily in companies with P/E ratios below 20, so we hope that this will produce above-average returns for us.

     Interest rates will probably be going higher, but this does not necessarily mean that the stock market will decline. In the past, the market has gone higher in the early stages of rising interest rates. If there's a very big increase, though, all bets are off. Alan Greenspan and the Federal Reserve Open Market Committee are unlikely to make the hike too big. As Greenspan has said, "a pace that is likely to be measured."

COMPANY NOTES

     Pfizer recently announced some interesting social initiatives. Pfizer Global Health Fellows, a group of 15 physicians, scientists and other skilled staff are being loaned to non-profit organizations in Africa, Asia and Latin America. The program matches Pfizer employees with the non-profits for a six-month period so they can fight ravaging diseases such as AIDS, tuberculosis and malaria in developing countries.

     The company also announced a plan to discount deeply its drugs for people without health insurance, whereby families earnings less than $40,000 per year or individuals earning less than $30,000 would receive discounts averaging 37% off the retail price of Pfizer drugs. Those earning more would receive a 15% discount. Pfizer is also donating $3.7 million of nicotine patches for a New York City program to help low-income smokers who want to quit.

     Henry McKinnell, Chairman of Pfizer, recently spoke to 400 chief executive officers and government ministers at the United Nations, calling on the private sector, government and international organizations to renew the battle against corruption and bribery throughout the world. He said that corruption was one of the major impediments to healthy economic growth.

     Liz Claiborne has just published its fifth in a series of free handbooks as part of its domestic- violence public awareness and education campaign. "Tough Talk - What Boys Need to Know About Relationships" helps men talk with boys about developing and maintaining positive relationships with the opposite sex.

     Thomas Kalinske, CEO of Leapfrog Enterprises, delivered the keynote address at the Education Arcade conference in conjunction with the Electronic Entertainment Expo. He urged video-game developers and manufacturers to produce better computer and video learning games. Leapfrog also joined with MIT to promote "Games for Learning," a video-game rating seal designed to help parents, teachers and children to select video games with exceptional educational value. (Personally, I would hope that kids wouldn't play any computer games at all, but if they're going to play, I'd rather have them do it with educational games instead of the "shoot `em-up" type.)

     Wells Fargo announced that its Women's Business Services national awards program endow-ed three Trailblazer Awards with $5,000 each. One winner this year was Adrian Guglielmo, CEO of Diversity Partners, a Brewster, New York-based company counseling firms on the benefits of services to the disabled and making their businesses handicapped-accessible.

     Merck & Co. and the Gates Foundation have pledged $2 million toward eradicating river blindness in the Americas by 2007. Former President Jimmy Carter is spearheading an effort to raise $15 million to halt transmission of the disease.

SHAREHOLDER MEETING

     The Parnassus Funds will hold a shareholders meeting on Tuesday, October 5, 2004 at 6:00 pm at the Sheraton-Palace Hotel in San Francisco. The purpose of the meeting will be to elect four Trustees to the Funds' board and to vote on a proposal to reduce the mandatory retirement age of independent Trustees from 75 to 70. The idea behind lowering the retirement age is to prevent the board from getting too old. The current Trustees are all around 60 years old, so it wouldn't affect the current board for about ten years. This means that no current board member will take it personally. Although some people are vigorous well into their 70s, not everyone is. If approved, this proposal should minimize the chance that someone will have to undertake the unpleasant job of suggesting that a Trustee resign because of underperformance due to age.

     Four candidates have been nominated for the Trustee positions: Herbert A. Houston, Jeanie S. Joe, Jerome L. Dodson and Donald V. Potter. Herb Houston has served as a Trustee for the Parnassus Income Trust since 1992 and since 1998 for the Parnassus Fund. He is a graduate of California State University at Hayward and holds master's degrees in public health and public administration from the University of Southern California. From 1987 through 1998, Mr. Houston was chief executive officer of the Haight Ashbury Free Clinics. Since 1998, he has been a healthcare consultant and has owned and operated several small businesses.

     Donald Potter is a graduate of Notre Dame University and of Harvard Business School. His professional career has been in management consulting, having been a partner with McKinsey & Co. and President of Windermere
Associates. He is the principal of StrategyStreet, a business strategy consulting firm. He has served as a Trustee of the Parnassus Fund and the Parnassus Income Trust since 2002.

     Jeanie Joe graduated in dietetics from the University of California at Berkeley and received a master's in public health from UCLA. She has worked as a clinical dietician. Since 1995, she has been President of Geo/Resource Consultants, a geotechnical and environmental consulting firm.

     Below you will find a picture of the Trustees taken in the reception area of the Funds' offices. From left to right are Herb Houston, Jeanie Joe, Jerome Dodson and Donald Potter.

                                [PHOTO OMITTED]

     There will be a reception at 6:00 pm on October 5 and the formal meeting will begin at 7:00 pm. After the meeting, Todd Ahlsten, portfolio manager of the Parnassus Equity Income Fund, and I will answer questions until 8:30. If you're in the San Francisco Bay Area, we hope you will join us.

     You should have already received a formal mailing including a proxy statement. This contains more information about the meeting, but I wanted to remind you so you can mark your calendar. Your vote is important, so please mark your proxy ballot and send it back right away. You can also vote by telephone or on the Internet. I hope you will vote for me and the other three candidates, and I hope you will vote to lower the retirement age. Also, if you plan to attend the reception, please RSVP by marking the proxy ballot, so we will know how many people to expect. I hope to see you on October 5.

PERSONNEL MATTERS

     Two new people have recently joined our staff. Jack Gee has joined us as our new chief financial officer. Jack is a certified public accountant (CPA) and holds a bachelor's degree in accounting from California State University at Hayward. He has served as chief financial officer at two other mutual fund groups: SIFE Trust Fund and Fremont Investment Advisors.

     Marc Mahon joins as Manager-Fund Administration. He holds a bachelor's degree in finance from Arizona State University and is an MBA candidate at California State University in Hayward. Previously, he worked at Barclays Global Investors and for Fremont Investment Advisors.

     Our successful intern program is now 18 years old. Over 160 young people have completed our program and have gone on to successful careers. They make a tremendous contribution to the Parnassus Funds and they gain valuable experience working with us. We keep in touch with most of our interns and one way we do it is to hold an intern reunion dinner each year. Below you will find a photograph of this year's intern reunion.

                                 [PHOTO OMITTED]

     Standing in the back row (left to right): Paul Ebner, Derick Nguyen, Ben Liao, Fred Jones, Jack Gee, Greg Hermanski, Stephen Dodson, Bradford Foo, and Andy Rubinson. Middle row (l-r): David Allen, Iris Lee, Sonia Gupta, Ben Allen, Christina Woo, Jason Tagler, Anh Tran, Joakim Mahlberg, Jane Liou, Bryant Cherry, Mike Fernandez, Todd Ahlsten, Jane Duong, Vince Wood, and Douglas Hamilton III. Seated (l-r): Christina Song, Jessica So, Lori Keith, Janice
Nguyen, Jerome Dodson, Thao Dodson, Vivian Wang, Marie Lee, and Dhaya Lakshminarayanan.

     Thank you for investing in the Parnassus Fund.

                                        Yours truly,

                                        /s/ Jerome L. Dodson

                                        Jerome L. Dodson,
                                        President

THE PARNASSUS FUND
================================================================================

STOCKS SOLD JANUARY 1, 2004 THROUGH JUNE 30, 2004 (UNAUDITED)

                                          Realized      Number                        Per            Sale      Per
Company                                 Gain (Loss)  of Shares             Cost     Share        Proceeds    Share
------------------------------------------------------------------------------------------------------------------
Credence Systems Corp.                $   (100,803)    800,000     $ 10,514,432    $13.14    $ 10,413,629   $13.02
Electro Scientific Industries Inc.         (84,279)    100,000        2,325,360     23.25       2,241,081    22.41
Fannie Mae                                  21,095      10,000          684,600     68.46         705,695    70.57
Freddie Mac                                 46,164      10,000          571,640     57.16         617,804    61.78
HCA, Inc.                                   (7,950)     50,000        2,135,450     42.71       2,127,500    42.55
Health Management Associates Inc.       (1,737,065)    800,000       19,240,454     24.05      17,503,389    21.88
Johnson & Johnson                        2,062,987     250,000       11,731,556     46.93      13,794,543    55.18
Kinder Morgan, Inc.                        193,984     150,000        8,723,745     58.16       8,917,729    59.45
Longs Drug Stores Corp.                    254,715      40,000          602,000     15.05         856,715    21.42
MedImmune, Inc.                            455,410     325,000        7,151,275     22.00       7,606,685    23.41
Merck & Co. Inc.                           118,632      20,000          837,458     41.87         956,090    47.80
ONEOK, Inc.                                (82,431)    279,500        6,088,292     21.78       6,005,861    21.49
Pfizer, Inc.                                39,147     100,000        3,464,906     34.65       3,504,053    35.04
Pharmaceutical Product Development         764,425     375,000       11,197,108     29.86      11,961,533    31.90
TriQuint Semiconductor, Inc.            (2,220,144)    800,000        6,636,440      8.30       4,416,296     5.52
Waters Corp.                               282,524      25,000          858,229     34.33       1,140,753    45.63
                                      -----------                  ------------              ------------
Total                                 $      6,411                 $ 92,762,945              $ 92,769,356
                                      ============                 ============              ============

THE PARNASSUS FUND
================================================================================

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF JUNE 30, 2004 (UNAUDITED)

                                                     Percent of
    Shares      Common Stocks                        Net Assets    Market Value
--------------------------------------------------------------------------------
                APPAREL

     475,000    Liz Claiborne, Inc.                        4.9%  $   17,090,500
                                                                 --------------

                BANKING
     315,000    Wells Fargo & Company                      5.2%  $   18,027,450
                                                                 --------------

                BUILDING PRODUCTS
     109,900    Trex Company, Inc.1, 2                     1.2%  $    4,148,725
                                                                 --------------

                TELECOM EQUIPMENT
      75,000    Nokia Corporation ADR                      0.3%  $    1,090,500
                                                                 --------------

                FINANCIAL SERVICES
      10,000    H&R Block, Inc.                                         476,800
     225,000    Charles Schwab Corporation                            2,162,250
                                                                 --------------
                Total                                      0.8%  $    2,639,050
                                                                 --------------

                HEALTH CARE SERVICES
     300,000    Apria Healthcare1, 2                                  8,610,000
     850,000    First Health Group1, 2                               13,268,500
      25,000    Health Management
                Associates Inc.2                                        560,500
     125,000    Quest Diagnostics Inc.2                              10,618,750
     450,000    Laboratory Corporation of
                America Holdings1                                    17,865,000
     350,000    Lincare Holdings Inc.1, 2                            11,501,000
                                                                 --------------
                Total                                     18.1%  $   62,423,750
                                                                 --------------

                INSURANCE BROKER
     200,000    Arthur J. Gallagher2                       1.8%  $    6,090,000
                                                                 --------------

                INDUSTRIAL
     100,000    Baldor Electric Company                    0.7%  $    2,335,000
                                                                 --------------

                INSURANCE
     200,000    American International Group Inc.                    14,256,000
      75,000    HCC Insurance Holdings Inc.                           2,505,750
      25,000    Montpelier Re Holdings Ltd.                             873,750
     320,000    RenaissanceRe Holdings Ltd.                          17,264,000
     450,000    The St. Paul Travelers
                Companies Inc.                                       18,243,000
                                                                 --------------
                Total                                     15.4%  $   53,142,500
                                                                 --------------

                                                     Percent of
    Shares      Common Stocks                        Net Assets    Market Value
--------------------------------------------------------------------------------
                MICROELECTRONIC
                PRODUCTS

     200,000    Credence Systems Corp.1, 2                       $    2,760,000
     400,000    Electro Scientific
                Industries Inc.1                                     11,324,000
                                                                 --------------
                Total                                      4.1%  $   14,084,000
                                                                 --------------

                PHARMACEUTICALS
     150,000    Merck & Co. Inc.                                      7,125,000
     450,000    Pfizer Inc.                                          15,426,000
     150,000    Pharmaceutical Product
                Development1                                          4,765,500
                                                                 --------------
                Total                                      7.9%  $   27,316,500
                                                                 --------------

                RETAIL
     200,000    Foot Locker Inc.                                      4,868,000
     850,000    LeapFrog Enterprises Inc.1, 2                        16,906,500
     625,000    Mattel Inc.                                          11,406,250
     275,000    Toys R Us Inc.1                                       4,394,500
                                                                 --------------
                Total                                     10.9%  $   37,575,250
                                                                 --------------

                SOFTWARE
     165,000    Intuit Inc.1                               1.8%  $    6,365,700
                                                                 --------------

                UTILITIES
     250,000    ONEOK, Inc.                                1.6%  $    5,497,500
                                                                 --------------
                Total investment in
                common stocks
                (cost $254,141,079)                       74.7%  $  257,826,425
                                                                 --------------

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND
================================================================================

   Principal                                         Percent of
      Amount    Short-Term Investments               Net Assets    Market Value
--------------------------------------------------------------------------------
                U.S. Government Agency
                Discount Notes

  14,500,000    Federal National
                Mortgage Association
                Zero Coupon,
                1.280% equivalent,
                matures 08/10/04
                (cost $14,478,862)                         4.2%  $   14,478,862
                                                                 --------------

                Certificates of Deposit3

     100,000    Albina Community
                Capital Bank
                1.240%, matures 01/24/05                                 96,581

     105,272    Community Bank of the Bay
                1.190%, matures 09/04/04                                103,716

     100,000    Community Capital Bank
                1.250%, matures 02/05/05                                 97,607

     100,000    Louisville Community
                Development Bank
                1.167%, matures 05/10/05                                 96,560

      36,792    Self Help Credit Union
                1.500%, matures 01/15/05                                 36,792

     100,000    South Shore Bank Cleveland
                1.666%, matures 11/02/04                                 98,646

     100,000    Vermont Development
                Credit Union
                1.250%, matures 04/25/05                                 92,022

     100,000    Wainwright Bank & Trust Co.
                1.493%, matures 10/29/04                                 98,444
                                                                 --------------
                Total (cost $742,064)                      0.2%  $      720,368
                                                                 --------------

   Principal                                         Percent of
      Amount    Short-Term Investments               Net Assets    Market Value
--------------------------------------------------------------------------------
                Registered Investment
                Companies -
                Money Market Funds

  10,315,271    Goldman Sachs FS
                Government Fund
                variable rate 1.000%                             $   10,315,271

  16,874,606    Janus Government Fund
                variable rate 1.070%                                 16,874,606

      51,205    Scudder Government Fund
                variable rate 0.950%                                     51,205
                                                                 --------------
                Total (cost $27,241,082)                   7.9%  $   27,241,082
                                                                 --------------

                Community Development
                Loans3

     100,000    Vermont Community
                Loan Fund
                2.000%, matures 12/07/04
                (cost $100,000)                            0.1%  $       97,393
                                                                 --------------

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND
================================================================================

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF JUNE 30, 2004 (UNAUDITED) CONTINUED

   Principal                                         Percent of
      Amount    Short-Term Investments               Net Assets    Market Value
--------------------------------------------------------------------------------
                Securities Purchased
                With Cash Collateral From
                Securities Lending

                Floating Rate Securities

  10,000,000    First Tennessee Bank, MTN
                variable rate 1.080%,
                matures 06/07/05                                 $    9,997,980

   5,000,000    Lehman Brothers MTN
                variable rate 1.590%,
                matures 05/16/05                                      5,000,000

   5,000,000    Morgan Stanley Dean
                Witter CP
                variable rate 1.580%,
                matures 02/18/05                                      5,000,000
                                                                 --------------
                Total (cost $19,997,980)                   5.8%  $   19,997,980
                                                                 --------------

                Commercial Paper

   5,000,000    Countrywide Home
                Loans CP
                1.330% equivalent,
                matures 07/06/04                                      4,998,707

   5,000,000    Four Winds Funding DCP
                1.750% equivalent,
                matures 07/01/04                                      4,999,757
                                                                 --------------
                Total (cost $9,998,464)                    2.9%  $    9,998,464
                                                                 --------------

   Principal                                         Percent of
      Amount    Short-Term Investments               Net Assets    Market Value
--------------------------------------------------------------------------------
                Master Note

   5,000,000    Bear Stearns & Co.
                Master Note Agreement
                variable rate 1.650%,
                matures 07/07/04
                (cost $5,000,000)                          1.4%  $    5,000,000
                                                                 --------------

                Repurchase Agreements

  14,498,430    Bank of America
                Securities LLC
                Triparty Repurchase
                Agreement
                (Repurchase agreement
                with The Bank of New York
                dated 06/30/04,
                effective yield is 1.550%,
                matures 07/01/04,
                Collateral:
                BofA CMO,
                10.000%, 04/25/34;
                BofA CMO,
                0.362%, 04/25/19;
                CSFB CMO,
                4.815%, 05/25/34
                total par value $38,847,230,
                total market value
                $15,221,707)
                (cost $14,498,430)                                   14,498,430

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND
================================================================================

   Principal                                         Percent of
      Amount    Short-Term Investments               Net Assets    Market Value
--------------------------------------------------------------------------------
  20,000,000    Lehman Brothers
                Triparty Repurchase
                Agreement
                (Repurchase agreement with
                JPMorgan Chase Bank
                dated 06/30/04,
                effective yield is 1.580%,
                matures 07/01/04,
                Collateral: FUNBC CMO,
                6.460%, 01/12/43
                GMACC 2002-C2 X1 CMO,
                0.000%, 10/15/38;
                LBUBS 2003-C7 XCP CMO,
                0.669%, 07/15/37;
                LBFRC 2003-C4A X1 CMO,
                0.000%, 07/11/15;
                LBFRC 2003-C4A X2 CMO,
                0.000%, 07/11/15;
                LBFRC 2003-C4A LFL CMO,
                1.465%, 07/11/15;
                Salomon BRT CMO,
                0.010%, 06/18/20;
                SASCO 02-11A 1-A2 CMO,
                0.000%, 05/25/32
                total par value $942,440,510,
                total market value
                $20,682,550)
                (cost $20,000,000)                               $   20,000,000
                                                                 --------------

                Total (cost $34,498,430)                  10.0%  $   34,498,430
                                                                 --------------

                Total securities purchased
                with cash collateral from
                securities lending
                (cost $69,494,874)                        20.1%      69,494,874
                                                                 --------------

                Total short-term securities
                (cost $112,056,882)                       32.5%     112,032,579
                                                                 --------------

                Total securities
                (cost $366,197,961)                      107.2%  $  369,859,004
                                                                 --------------

                Payable upon return of
                securities loaned                       - 20.1%     (69,494,874)

                Other assets and
                liabilities-net                           12.9%      44,986,319
                                                        -------  --------------

                Total net assets                         100.0%  $  345,350,449
                                                        =======  ==============

1    These securities are non-income producing.

2 This security or partial position of this security was on loan at June 30, 2004 (See Note 1). The total value of securities on loan at June 30, 2004 was $66,822,697.

3 Market value adjustment has been made on this security to reflect early withdrawal/call penalties.

     Fund holdings will vary over time.

     Fund shares are not FDIC insured.

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)


Assets

Investments in securities, at market value
  (identified cost $254,141,079) (Note 1)                        $  257,826,425
Temporary investments in short-term securities
  (identified cost $112,056,882)                                    112,032,579
Cash                                                                 36,636,294
Receivables:
   Dividends and interest                                               270,423
   Investment securities sold                                        29,723,246
   Capital shares sold                                                  118,373
Other assets                                                             26,670
                                                                 --------------
   Total assets                                                  $  436,634,010
                                                                 --------------
Liabilities
Payable upon return of securities loaned                             69,494,874
Payable for investment securities purchased                          21,175,268
Capital shares redeemed                                                 179,465
Fees payable to Parnassus Investments                                   196,170
Distributions payable                                                    24,690
Accounts payable and accrued expenses                                   213,094
                                                                 --------------
   Total liabilities                                             $   91,283,561
                                                                 --------------
Net Assets
   (equivalent to $30.01 per share based on 11,508,008 shares
     of capital stock outstanding)                               $  345,350,449
                                                                 ==============
Net assets consisting of
Undistributed net investment income                                     592,188
Unrealized appreciation on securities                                 3,661,043
Accumulated net realized loss                                       (53,632,974)
Capital paid-in                                                     394,730,192
                                                                 --------------
   Total net assets                                              $  345,350,449
                                                                 ==============
Computation of net asset value and offering price per share
Net asset value and redemption price per share
($345,350,449 divided by 11,508,008 shares)                      $        30.01
                                                                 ==============

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND
================================================================================

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

Investment Income
Dividends                                                        $    1,573,800
Interest                                                                543,560
Securities lending                                                       99,492
                                                                 --------------
   Total investment income                                       $    2,216,852
                                                                 --------------
Expenses
Investment advisory fees (Note 5)                                     1,177,461
Transfer agent fees (Note 5)                                            270,461
Fund administration (Note 5)                                             83,516
Service provider fees (Note 5)                                          133,151
Reports to shareholders                                                  77,218
Registration fees and expenses                                           14,271
Custody fees (Note 5)                                                    15,571
Professional fees                                                        30,657
Trustee fees and expenses                                                27,273
Other expenses (Note 5)                                                  13,065
                                                                 --------------
   Total expenses                                                $    1,842,644
   Fees paid indirectly (Note 5)                                         (3,872)
                                                                 --------------
     Net expenses                                                $    1,838,772
                                                                 --------------
       Net investment income                                     $      378,080
                                                                 --------------

Realized and Unrealized Gain (Loss)
 On Investments
Realized gain from security transactions:

   Proceeds from sales                                               92,769,356
   Cost of securities sold                                           92,762,945
                                                                 --------------
       Net realized gain                                         $        6,411
                                                                 --------------
Change in unrealized appreciation (depreciation)
 of securities:
   Beginning of period                                                4,758,130
   End of period                                                      3,661,043
                                                                 --------------
     Net change in unrealized appreciation (depreciation)
       of securities                                             $   (1,097,087)
                                                                 --------------
Net realized and unrealized gain (loss) on securities            $   (1,090,676)
                                                                 --------------
Net increase (decrease) in net assets resulting
 from operations                                                 $     (712,596)
                                                                 ==============

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED) AND
YEAR ENDED DECEMBER 31, 2003

                                                    Six Months Ended     Year Ended
                                                     June 30, 2004    December 31, 2003
                                                    ----------------  -----------------
From operations
Net investment income                                $      378,080     $      186,178
Net realized gain from security transactions                  6,411          5,004,051
Net change in unrealized appreciation
   (depreciation) of securities                          (1,097,087)        45,012,496
                                                     --------------     --------------

Increase (decrease) in net assets resulting
   from operations                                   $     (712,596)    $   50,202,725

Dividends to shareholders
From net investment income                                       --           (994,032)
From realized capital gains                                      --                 --

Increase (decrease) in net assets from
   capital share transactions                           (23,491,911)        17,139,230
                                                     --------------     --------------

Increase (decrease) in net assets                    $  (24,204,507)    $   66,347,923

Net assets
Beginning of period                                     369,554,956        303,207,033
                                                     --------------     --------------
End of period
   (including undistributed net investment income
    of $592,188 in 2004 and $214,110 in 2003)        $  345,350,449     $  369,554,956
                                                     ==============     ==============

   The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND
================================================================================

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The following is a summary of significant accounting policies of the Fund.

     SECURITIES VALUATIONS: Short-term securities are money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal and early call. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq's National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term fixed income securities are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. For fixed-income securities with an active market, the pricing services value them at the "bid" price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued by the Services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

     Equity and fixed-income securities without an active market are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the trustees may consider a variety of information including but not limited to the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions.

     FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the record date.

THE PARNASSUS FUND
================================================================================

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED

     SECURITIES LENDING: The Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     REPURCHASE AGREEMENTS: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     USE OF ESTIMATES: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   TAX MATTERS AND DISTRIBUTIONS

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

3.   CAPITAL STOCK

     As of June 30, 2004 there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $394,730,192. Transactions in capital stock (shares) were as follows:

                                                         SIX MONTHS ENDED JUNE 30, 2004    YEAR ENDED DECEMBER 31, 2003
                                                         ------------------------------    ----------------------------

                                                               Shares            Amount         Shares            Amount
                                                          -----------     -------------    -----------      ------------

     Shares sold                                              507,078      $ 15,447,022      1,880,736       $54,363,760
     Shares issued through dividend reinvestment                   --                --         30,716           922,104
     Shares repurchased                                    (1,298,529)      (38,938,933)    (1,366,491)      (38,146,634)
                                                          -----------     -------------    -----------      ------------
     Net increase (decrease)                                 (791,451)     $(23,491,911)       544,961      $ 17,139,230
                                                          ===========     =============    ===========      ============

THE PARNASSUS FUND
================================================================================

4.   PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities were $285,006,706 and $92,769,356, respectively, for the six months ended June 30, 2004. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation as of June 30, 2004, are $254,141,079 and $3,661,043, respectively. Of the
     $3,661,043 of net unrealized appreciation as of June 30, 2004, $9,825,355 related to appreciation of securities and $6,164,312 related to depreciation of securities.

5.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees payable monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next
     $100,000,000, and 0.60% of the remaining balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $1,177,461 for the six months ended June 30, 2004.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $353,977 for the six months ended June 30, 2004. The transfer agent fee was $2.50 per month per account. The Fund pays a monthly fee based on the number of accounts on record at month-end. The aggregate payment was $270,461 for the six months ended June 30, 2004. The fund administration fee was $13,919 per month. The aggregate payment was $83,516 for the six months ended June 30, 2004.

     Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $133,151 for the six months ended June 30, 2004 (this was 0.04% per annum of the Fund's average daily net assets).

     In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the four months ended April 30, 2004 totaling $83,668, of which $29,130 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund. On May 1, 2004, the Fund became a no-load fund and no longer charges commissions on sales of the Fund's shares.

     Included in the statement of operations under the caption "Custody fees" and "Other expenses" are expenses totaling $3,670 and $202, respectively for the six months ended June 30, 2004. These amounts, in aggregate, are $3,872 and were paid by third-party broker-dealers as part of directed brokerage arrangements. Under these arrangements, the Fund earns credits on trades executed by such brokers. Those credits are then used to reimburse the Fund for expenses already paid by the Fund.

     Jerome L. Dodson is the president of the Fund and is the president and majority shareholder of Parnassus Investments.

THE PARNASSUS FUND
================================================================================

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED

6.   FINANCIAL HIGHLIGHTS

     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six months ended June 30, 2004, and for each of the five years ended December 31 are as follows:

                                              JUNE 30, 2004
                                               (UNAUDITED)       2003           2002          2001           2000          1999
                                                ---------      ---------      ---------     ---------      ---------     ---------
Net asset value at beginning of year            $   30.05      $   25.79      $   36.99     $   39.22      $   50.67     $   36.24
                                                ---------      ---------      ---------     ---------      ---------     ---------
Income (loss) from investment operations:
Net investment income (loss)                         0.03           0.02           0.14          0.68           0.07         (0.21)
Net realized and unrealized gain (loss)
  on securities                                     (0.07)          4.32         (10.51)         2.39           0.68         17.29
                                                ---------      ---------      ---------     ---------      ---------     ---------
    Total income (loss) from investment
      operations                                    (0.04)          4.34         (10.37)         3.07           0.75         17.08
                                                ---------      ---------      ---------     ---------      ---------     ---------
Distributions:
Dividends from net investment income                   --          (0.08)            --         (0.56)         (0.08)           --
Distributions from net realized gain on
  securities                                           --             --          (0.83)        (4.74)        (12.12)        (2.65)
                                                ---------      ---------      ---------     ---------      ---------     ---------
    Total distributions                                --          (0.08)         (0.83)        (5.30)        (12.20)        (2.65)
                                                ---------      ---------      ---------     ---------      ---------     ---------
Net asset value at end of period                $   30.01      $   30.05      $   25.79     $   36.99      $   39.22     $   50.67
                                                =========      =========      =========     =========      =========     =========
Total overall return*                              (0.13%)        16.83%        (28.05%)        7.84%          1.98%        47.74%
Ratios/supplemental data:
Ratio of gross expenses to average net assets+      1.02%          1.03%          1.06%         1.00%          0.92%         1.07%
Ratio of net expenses to average net assets+        1.01%          0.99%          1.00%         1.00%          0.92%         1.07%
Ratio of net investment income (loss) to
  average net assets+                               0.21%          0.07%          0.45%         1.73%          0.12%        (0.50%)
Portfolio turnover rate                            25.48%         61.33%        142.04%       127.43%        120.58%        65.70%

Net assets, end of period (000's)               $ 345,350      $ 369,555      $ 303,207     $ 405,536      $ 360,809     $ 363,817

* Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5% which is not reflected in the total overall return figures.

+    Annualized for periods less than one year.

THE PARNASSUS FUND
================================================================================

DISCLOSURES

     Parnassus proxy voting policies and procedures are available on our website (www.parnassus.com), on the Securities and Exchange Commission's website (www.sec.gov), and by calling us at (800) 999-3505. On the Parnassus website, you can also find a record of our votes cast at shareholder meetings.

THE PARNASSUS FUND
One Market-Steuart Tower
Suite #1600
San Francisco, California 94105
800.999.3505
www.parnassus.com

The Fund that does well by doing good

INVESTMENT ADVISER                         INDEPENDENT
Parnassus Investments                      AUDITORS
One Market-Steuart Tower                   Deloitte & Touche LLP
Suite #1600                                50 Fremont Street
San Francisco, California 94105            San Francisco, California 94105

LEGAL COUNSEL                              DISTRIBUTOR
Foley & Lardner LLP                        Parnassus Investments
777 E. Wisconsin Avenue                    One Market-Steuart Tower
Milwaukee, WI 53202                        Suite #1600
                                           San Francisco, California 94105

      This report must be preceded or accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.

      Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

      Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

      Not applicable

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      None

ITEM 10. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

      (a)(1) Not applicable.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Parnassus Fund


By: /s/ Jerome L. Dodson
   -------------------------------------
   Jerome L. Dodson,
   President

Date:  August 23, 2004


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Jerome L. Dodson
   -------------------------------------
   Jerome L. Dodson,
   President

Date:  August 23, 2004


By: /s/ Jack Gee
   -------------------------------------
   Jack Gee,
   Chief Financial Officer

Date:  August 23, 2004